BUILDERS FIXED INCOME FUND, INC.

Supplement dated January 18, 2007 to the
Statement of Additional Information (“SAI”) dated April 28, 2006

Builders Fixed Income Fund, Inc. (the “Fund”) approved Unified Financial Securities, Inc. as the Fund’s new principal underwriter, effective January 1, 2007. Within the “Investment Advisory and Other Services” section on page 31 of the Fund’s SAI, please replace the subsection “Principal Underwriter” in its entirety with the following:

Principal Underwriter. Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, IN 46204-1806, was approved as the Principal Underwriter of the Fund, effective January 1, 2007. Prior to January 1, 2007, T.O. Richardson Securities, Inc., 2 Bridgewater Road, Farmington, CT 06032, was the Fund’s Distributor.

Please retain this Supplement with your SAI for future reference.